SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Under Rule 14a-12

United Continental Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Altimeter Capital Management, LP

Altimeter Partners Fund, L.P.

PAR Capital Management, Inc.

PAR Group, L.P.

PAR Investment Partners, L.P.

Brenda Yester Baty

Gordon Bethune

Brad Gerstner

Barnaby Harford

Rodney O’Neal

Tina Sharkey

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On March 10, 2016, Brad Gerstner posted the following tweets relating to United Continental Holdings, Inc. under the Twitter handle @altcap (https://twitter.com/altcap):

1/ Sad United is purposely mis-leading shareholders and employees saying we want to "take control" of the airline. http://bit.ly/1QF26kd

2/ As major owners, we only care about helping re-build a world-class Board and airline. http://bit.ly/1QF26kd #unitedcandobetter

3/ United, what is the math that makes 6 directors out of a 15 person Board "control"? http://bit.ly/1QF26kd

Change is coming. We used @theboardlist to find 2 incredible women for the United board. http://bit.ly/1QF26kd

Change is coming. We used @theboardlist to find 2 incredible women for the United board. http://bit.ly/1QF26kd

With respect to all previous United tweets, please see important info re proxy contest participants. http://bit.ly/1QF26kd

ALTIMETER CAPITAL MANAGEMENT, LP, ALTIMETER PARTNERS FUND, L.P., AND BRAD GERSTNER (COLLECTIVELY, THE “ALTIMETER PARTIES”), PAR CAPITAL MANAGEMENT, INC., PAR GROUP, L.P., AND PAR INVESTMENT PARTNERS, L.P. (COLLECTIVELY, THE “PAR PARTIES”), AND BRENDA YESTER BATY, GORDON M. BETHUNE, BARNABY HARFORD, RODNEY O’ NEAL, AND TINA SHARKEY (TOGETHER WITH THE ALTIMETER PARTIES AND THE PAR PARTIES, THE “PARTICIPANTS”) ARE PARTICIPANTS IN A PROXY CONTEST WITH RESPECT TO THE 2016 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”) OF UNITED CONTINENTAL HOLDINGS, INC. (THE “COMPANY”). THE ALTIMETER PARTIES INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ANNUAL MEETING. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS AND WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT

HTTP://WWW.SEC.GOV/. IN ADDITION, OKAPI PARTNERS LLC, THE PROXY SOLICITOR OF THE ALTIMETER PARTIES, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (212) 297-0720 OR TOLL-FREE AT (855) 305-0857.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN AN EXHIBIT TO THE SCHEDULE 14A FILED BY ALTIMETER CAPITAL MANAGEMENT, LP WITH THE SEC ON MARCH 8, 2016. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.